SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2006
WESCO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723345

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 West Station Square Drive, Suite 700
Pittsburgh, Pennsylvania	15219

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 454-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On October 25, 2006, WESCO International, Inc. (the “Company”) announced an offering by it of convertible debt securities. On October 26, 2006, the Company and WESCO Distribution, Inc. (“WESCO Distribution”) entered into a Purchase Agreement (the “Purchase Agreement”) with Lehman Brothers Inc., as representative of the initial purchasers named therein (the “Initial Purchasers”), relating to the issuance and sale by the Company to the Initial Purchasers of $250 million in aggregate principal amount of 1.75% Convertible Senior Debentures due 2026 (the “Debentures”) and an unconditional guarantee of the Debentures on an unsecured senior subordinated basis by WESCO Distribution (the “Guarantee”). The Initial Purchasers have the option, pursuant to the terms of the Purchase Agreement, to purchase an additional $50 million in aggregate principal amount of Debentures. Under the terms of the Purchase Agreement, the Company and WESCO Distribution have agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute payments that the Initial Purchasers may be required to make because of any of those liabilities.
     The Debentures and the Guarantee will be issued pursuant to an Indenture by and among the Company, WESCO Distribution and The Bank of New York, as trustee, in a transaction exempt from the registration requirements under the Securities Act. The Debentures and the Guarantee will be said only to qualified institutional buyers in reliance on Rule 144A under the Securities Act.
     The foregoing is a summary of the material terms and conditions of the Purchase Agreement and is not a complete discussion. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Purchase Agreement attached to this Current Report as Exhibit 1.1, which is incorporated herein by reference. Also attached to this Current Report as Exhibits 99.1 and 99.2 and incorporated herein by reference are a press release issued by the Company on October 25, 2006 with respect to the offering of Debentures and a press release issued by the Company on October 26, 2006 with respect to the pricing terms of the Debentures.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit 1.1	Purchase Agreement, dated October 26, 2006, by and among WESCO International, Inc., WESCO Distribution, Inc. and Lehman Brothers Inc., relating to WESCO International, Inc.’s 1.75% Convertible Senior Debentures due 2026 (filed herewith).

Exhibit 99.1	Press release dated October 25, 2006 (filed herewith).

Exhibit 99.2	Press release dated October 26, 2006 (filed herewith).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO INTERNATIONAL, INC.
By:	/s/ Stephen A. Van Oss
Stephen A. Van Oss
Senior Vice President and Chief Financial and Administrative Officer

Dated: October 27, 2006